November 10, 2016

DREYFUS INTERNATIONAL FUNDS, INC.

Dreyfus Emerging Markets Fund

Supplement to Summary and Statutory Prospectus

dated September 30, 2016

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Warren Skillman is the fund's primary portfolio manager, a position he has held since December 2007.  Mr. Skillman is a managing director and portfolio manager at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Skillman also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Warren Skillman is the fund's primary portfolio manager, a position he has held since December 2007.    Mr. Skillman is a managing director and portfolio manager at TBCAM, where he has been employed since July 2005.  He also has been employed by Dreyfus since December 2007.   Mr. Skillman manages the fund in his capacity as an employee of Dreyfus.

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